EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Liquidity Funds

Federal Trust Fund

Institutional Shares

SUMMARY PROSPECTUS   |   FEBRUARY 26, 2010

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Fund	Ticker Symbol
Federal Trust Fund	TFFXX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus/cash. You can also get this information at no cost by calling (800) 441-7450 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated February 26, 2010, are incorporated by reference into this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Summary Prospectus

Key Facts About Federal Trust Fund

Investment Objective

The investment objective of Federal Trust Fund (the “Fund”), a series of BlackRock Liquidity Funds (the “Trust”), is to seek as high a level of current income as is consistent with liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of Federal Trust Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares

Management Fee	0.26%

Distribution (12b-1) Fees	None

Miscellaneous/Other Expenses[1]	0.04%

Total Annual Fund Operating Expenses	0.30%
Fee Waivers and/or Expense Reimbursements[2]	(0.10)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.20%

[1]

Miscellaneous/Other Expenses have been restated and do not include the fees paid by the Fund in the prior fiscal year to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Treasury Guarantee Program”) since those fees are non-recurring. The Fund paid fees in the aggregate amount of 0.04% of the Fund’s net asset value as of September 19, 2008 to participate in the Treasury Guarantee Program.

[2]

As described in the “Management of the Funds” section of the Fund’s prospectus on pages 57-60, BlackRock Institutional Management Corporation, the Fund’s investment manager, has contractually agreed to waive fees and/or reimburse ordinary operating expenses in order to keep combined Management Fees and Miscellaneous/Other Expenses from exceeding 0.20% of average daily net assets until March 1, 2011. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$20	$86	$159	$371

Principal Investment Strategies of the Fund

Under normal circumstances, Federal Trust Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities, the interest income on which, under current federal law, generally may not be subject to state income tax. The Fund currently has an operating policy that it will invest 100% of its net assets in such investments and cash. The Fund may from time to time engage in portfolio trading for liquidity purposes. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 90 days or less. In addition, the Fund may invest in variable and floating rate instruments and when-issued and delayed delivery securities.

The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), and other rules of the Securities and Exchange Commission (the “SEC”). The Fund will only purchase securities that present minimal credit risk as determined by the Fund’s investment manager, BlackRock Institutional Management Corporation (“BIMC”), pursuant to guidelines approved by the Trust’s Board of Trustees (the “Board”).

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in Federal Trust Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

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Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

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Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Trading Risk — In selling securities prior to maturity, the Fund may realize a price higher or lower than that paid to acquire such securities, depending upon whether interest rates have decreased or increased since their acquisition. In addition, shareholders in a state that imposes an income tax should determine through consultation with their own tax advisors whether the Fund’s interest income, when distributed by the Fund, will be considered by the state to have retained exempt status, and whether the Fund’s capital gain and other income, if any, when distributed, will be subject to the state’s income tax.

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U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

¡	Variable and Floating Rate Instrument Risk — The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

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When-Issued and Delayed Settlement Transactions Risk — When-issued and delayed delivery securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance Information

The information shows you how performance has varied year by year and provides some indication of the risks of investing in Federal Trust Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BIMC and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/cash or can be obtained by phone at (800) 441-7450.

Federal Trust Fund

Institutional Shares

ANNUAL TOTAL RETURNS

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.62% (quarter ended September 30, 2000) and the lowest return for a quarter was 0.02% (quarter ended September 30, 2009).

As of 12/31/09

Average Annual Total Returns

	1 Year	5 Years	10 Years

Federal Trust Fund—Institutional Shares	0.25%	3.09%	2.95%

	7-Day Yield As of December 31, 2009

Federal Trust Fund—Institutional Shares		0.00%

Current Yield: You may obtain the Fund’s current 7-day yield by calling (800) 441-7450 or by visiting its website at www.blackrock.com/cash.

Investment Manager

Federal Trust Fund’s investment manager is BlackRock Institutional Management Corporation (previously defined as “BIMC”).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day on which both the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of Philadelphia are open for business (a “Business Day”). To purchase or sell shares of the Fund, purchase orders and redemption orders must be transmitted to the Fund’s office in Wilmington, Delaware by telephone (800-441-7450; in Delaware 302-797-2350), through the Fund’s internet-based order entry program, or by such other electronic means as the Fund agrees to in its sole discretion. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

Institutional Shares
Minimum Initial Investment	$3 million for institutions
Minimum Additional Investment	No subsequent minimum.

Tax Information

Dividends and distributions by Federal Trust Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

* * *

The Fund’s prospectus and statement of additional information, both dated February 26, 2010, are incorporated by reference into this Summary Prospectus.

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INVESTMENT COMPANY ACT FILE # 811-02354 © BlackRock Advisors, LLC
BR Federal Trust Fund — Institutional Shares SPRO-LIQ-FTF-0210